Bank Borrowings - Schedule of Outstanding Balances of Bank Borrowings (Details) - USD ($)		Jun. 30, 2026	Dec. 31, 2025
Bank borrowings
Guaranteed	[1]	$ 395,270	$ 415,947
Short-term bank borrowings	[2],[3]	$ 395,270	$ 415,947

[1]	The bank borrowings were guaranteed by Mr. Shek Kin Pong, a director of the Company, and the HKMC Insurance Limited under a financing aid program for SMBs operating in Hong Kong.
[2]	As of December 31, 2025 and June 30, 2026, the Company had bank borrowings amounted to US$415,947 and US$395,270, respectively, which contained repayment on demand clauses. Accordingly, they have been classified as current liabilities. For the purpose of the illustration, such bank borrowings are included within short-term bank borrowings and represented as bank borrowings repayable on demand.
[3]	The bank borrowings are all denominated in HK$.